EXHIBIT 10.23.14

ADDENDUM #3 TO MASTER LEASE AND SECURITY AGREEMENT

This ADDENDUM #3 TO MASTER LEASE AND SECURITY AGREEMENT (this “Addendum”) is made and entered into as of December 16, 2015, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.         Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011 (as the same may have been amended, restated or otherwise modified prior to the date hereof, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.         Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.         Pursuant to Section 12 of that certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 and effective as of April 1, 2015 (the “Tenth Amendment”), by and among Lessor, Lessee and Guarantor, Lessor, Lessee and Guarantor desire to add the real property more particularly described on Exhibit A attached hereto (the “Additional Facilities”) to the Leased Property under the Master Lease.    HCP Properties, LP, one of the entities comprising Lessor, leases the real property located at 4075 W. Dublin-Granville Rd., Dublin, Ohio  43017 as further described on Exhibit A attached hereto (the “Dublin Facility”) and the real property located at 378 Fries Mill Road, Sewell, New Jersey  08080 as further described on Exhibit A attached hereto (the “Washington Township Facility”) from HCR Dublin OH Property, LLC and HCR Washington Township NJ Property, LLC, respectively, pursuant to Lease Agreements of even date (respectively, the “Dublin Superior Lease” and the “Washington Township Superior Lease”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.         Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that the Additional Facilities Owners have delivered to Lessor the materials and documentation required pursuant to Section 12 of the Tenth Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee or Guarantor to Lessor in writing.

2.         Additional Facilities. The Master Lease is hereby amended to modify the “Pool 4 Facilities” to add the Additional Facilities thereto and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Facilities, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified, and in the case of the Dublin Facility and the Washington Township Facility, subject to all of the terms, conditions and provisions of the Dublin Superior Lease and the Washington Township Superior Lease, respectively.    Notwithstanding that the Dublin Superior Lease and the Washington Township Superior Lease are not ground leases, Lessor and Lessee hereby agree that each shall be considered a “Superior Lease” as defined and used in the Master Lease.  The foregoing notwithstanding, to the extent that discrepancies exist between Lessee’s obligations under the Master Lease and the Dublin Superior Lease and/or the Washington Township Superior Lease, Lessee’s obligations under the Master Lease shall control.

3.         Additional Lessors.  In connection with the Additional Facility, the Master Lease is hereby amended to add the following entity as Lessor under the Master Lease:  HCR Twinsburg OH Property, LLC, a Delaware limited liability company.    Lessor hereby confirms that the Dublin Superior Lease and the Washington Township Superior Lease are intended to be short term leases which will be terminated as soon as practicable after one or more of the entities comprising Lessor or an affiliate of Lessor purchases the fee interests, directly or indirectly, in the Dublin Facility and/or the Washington Township Facility, respectively.  Concurrently with the termination of the Dublin Superior Lease and/or the Washington Township Superior Lease, the parties agree to enter into an addendum or amendment to the Master Lease in order to add such fee owners of the Dublin Facility and/or the Washington Township Facility as “Lessor” under the Master Lease.

4.         Opco Sublease:  Schedule 4 to the Master Lease is hereby amended to add the following operating sublease thereto:

ManorCare Health Services, LLC d/b/a Heartland of Dublin

ManorCare Health Services, LLC d/b/a Heartland of Twinsburg

Portfolio One, LLC, d/b/a ManorCare Health Services-Washington  Township

5.         Effect of Addendum. All references in the Master Lease to “this

Lease” shall be deemed to be references to the Master Lease as amended hereby.

6.         Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

7.         Counterparts; Facsimile or Electronically Transmitted Signatures. This Addendum may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Addendum, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessor”
HCP PROPERTIES, LP, a Delaware limited partnership
By: HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner
HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company
HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company
HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company
HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company
HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company
HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company
HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES-SALMON CREEK WA, LLC, a Delaware limited liability company
HCP PROPERTIES-WINGFIELD HILLS NV, LLC, a Delaware limited liability company

HCP PROPERTIES-UTICA RIDGE IA, LLC, a Delaware limited liability company
HCR TWINSBURG OH PROPERTY, LLC, a Delaware limited liability company By: /s/ Darren Kowalske Name: Darren Kowalske Title: Senior Vice President

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document

STATE OF CALIFORNIA

COUNTY OF ORANGE

On December 15, 2015 before me,  Jeanette Charmagne Mungcal, Notary Public, personally appeared Darren Kowalske who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jeanette Charmagne Mungcal Notary Public

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessee”
HCR III HEALTHCARE, LLC, a Delaware limited liability company By: /s/ Daniel Kight Name: Daniel Kight Title: Treasurer

Addendum #3

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Addendum and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended or modified pursuant to the foregoing Addendum.

HCR MANORCARE, INC., a Delaware corporation By: /s/ Daniel H. Kight Name: Daniel H. Kight Title: VP, Treasurer

EXHIBIT A

Legal Description of Additional Property

Twinsburg Facility:

ManorCare Health Services, LLC d/b/a Heartland of Twinsburg
8551 Darrow Road, Twinsburg, OH  44087

Legally described as follows:

Situated in the City of Twinsburg, County of Summit, State of Ohio, described as follows: Situated in the City of Twinsburg, County of Summit and State of Ohio:

And known as being part of original Twinsburg Township Lot 15, Tract 3, and bounded and described as follows:

Beginning at a drill hole found at the intersection of the center line of Darrow Road, 66 feet wide, with the centerline of Highland Road, 60 feet wide;

Thence along the centerline of Darrow Road North 0° 23' 59" West, a distance of 499.28 feet to the northwesterly corner of Tract 1 of land conveyed to the General Electric Company Deed dated August 14, 1970 and recorded in Volume 5062, Page 306 of Summit County Records (S.C.R.);

Thence along the northerly line of land so conveyed South 88° 10' 42" East, a distance of 33.02 feet to a capped 5/8" iron pin set at its intersection with the easterly line of Darrow Road, said point being The Principal Place of Beginning of the parcel herein described;

Course 1:

Thence continuing along the northerly line of land so conveyed South 88° 10' 42" East a distance of 475.88 feet to a capped 5/8" iron pin set;

Course 2:

Thence South 0° 23' 59" East, a distance of 439.56 feet to a capped 5/8" iron pin set;

Course 3:

Thence South 89° 36' 01" West a distance of 15.28 feet to a capped 5/8" iron pin set at a non-tangent point of curvature;

Course 4:

Thence along the arc of a curve deflecting to the left a distance of 100.93 feet, said curve having a radius of 60.00 feet, a central angle of 96° 22' 46" and a chord which bears South 89° 36' 01" West, 89.44 feet to a capped 5/8" iron pin set;

Course 5:

Thence South 89° 36' 01" West, 329.80 feet to a capped 5/8" iron pin set at a point of curvature;

Course 6:

Thence northwesterly along the arc of a curve deflecting to the right a distance of 64.40 feet, said curve having a radius of 41.00 feet, a central angle of 90° 00' 00" and a chord which bears North 45° 23' 59" West, 57.98 feet to a capped 5/8" iron pin set at a point of tangency on the easterly line of Darrow Road;

Course 7:

Thence along the easterly line of Darrow Road North 0° 23' 59" West, a distance of 417.00 feet to The Principal Place of Beginning and containing 4.8624 acres of land according to a survey by Matthew C. Neff, Ohio Professional Surveyor No. 7315 of the M Neff Design Group.

Note:

Bearing is based on the Ohio State Plane Coordinate System, North Zone, 1983 Datum.

Monuments described as 5/8" iron pins set are 5/8" diameter by 30" long rebar with cap stamped "M Neff 7315".

Dublin Facility

ManorCare Health Services, LLC d/b/a  Heartland of Dublin

4075 W Dublin-Granville Rd., Dublin, OH  43017

Legally described as follows:

Situated in the City of Dublin, County of Franklin, State of Ohio, described as follows:

Situated in the County of Franklin, in the State of Ohio, and in the City of Dublin; Being Lot Number One-A (1-A) of Shamrock Crossing South Amended Lot 1, as the same is numbered and delineated upon the recorded plat thereof, of record in Plat Book 114, Page 92 and 93, Recorder’s Office, Franklin County, Ohio.

Washington Township Facility

Portfolio One, LLC, d/b/a ManorCare Health Services-Washington Township

378 Fries Mill Road, Sewell, NJ  08080

Legally described as follows:

Real property in the Township of Washington, County of Gloucester, State of New Jersey, described as follows:

ALL that certain lot, parcel or tract of land, situate and lying in the Township of Washington, County of Gloucester, State of New Jersey, and being more particularly described as follows:

BEGINNING at a stone set in the middle of Fries Mill Road South 67 degrees East 42 links from a large pine tree (plumb) on the West side of said road and corner to lands owned by George and Michael Young, Jane Flexon and Jacob Williams; thence

1. by land of said Flexon South 67 degrees East 11.06 chains to a stone in the Nicholson line; thence

2. by land of Nicholson South 41 degrees 30 minutes West 2.95 chains to Nicholson corner; thence

3. still by said land South 66 degrees East 1.66 chains to a corner in Nicholson line and corner of Henry Young’s land; thence

4. with said Young’s line South 30 degrees West 11.38 chains to a leaning white oak; thence

5. by land of George and Michael Young South 79 degrees 45 minutes West 6.36 chains to a stone or stake near the said Main Road; thence

6. South 41 degrees 30 minutes West 1.30 chains to middle of said road; thence

7. along middle of same North 09 degrees East 19.34 chains to the place of BEGINNING.

EXCEPTING THEREOUT AND THEREFROM the following described premises:

BEGINNING at an iron pipe and white oak stump the remains of a leaning white oak tree as called for in an old deed corner to land of Henry Young and said John G. Kuhn’s other land and extending thence

1. along Kuhn’s other land South 82 degrees 19 minutes West 422.95 feet to a marble corner; thence

2. still along same South 44 degrees 04 minutes West 83.7 feet to a point in the center line of public road leading from Fries Mill to Blackwood; thence

3. still along center line North 11 degrees 57 minutes East 225.05 feet to an iron pipe corner to Ernest Herbsleb’s other land; thence

4. along his other land South 76 degrees 30 minutes East 442.97 feet (passing over stone 28.84 feet from the center of said Road) to the place of BEGINNING.

BEING further described in accordance with a survey prepared by Taylor, Wiseman & Taylor dated April 8, 2005 as follows:

BEGINNING at a point formed by the intersection of the centerline of Fries Mill Road County Route 655 with the Southerly line of lands n/f of Township of Washington;

1. thence along lands n/f of Township of Washington passing over a concrete monument found 41.99 feet from the beginning of this line South 74 degrees 02 minutes 17 seconds East 729.73 feet to a capped rebar found on the bank of a pond and in line of lands n/f of the Township of Washington;

2. thence along lands of the Township of Washington South 33 degrees 29 minutes 45  seconds West 195.07 feet to a concrete monument found;

3. thence still along lands of the Township of Washington South 73 degrees 56 minutes 17 seconds East 109.56 feet to a rebar set, a corner of lands n/f of Robert H. Smith;

4. thence along lands of Smith South 24 degrees 19 minutes 45 seconds West 751.08 feet to a rebar set, a corner of lands of Smith in line of lands n/f of the Triumph Family Limited Partnership;

5. thence along lands of the Triumph Family Limited Partnership, passing over a rebar set 35.00 feet from the end of this line North 86 degrees 22 minutes 54 seconds West 442.97 feet to a point in the centerline of Fries Mill Road;

6. thence along the centerline of Fries Mill Road North 02 degrees 51 minutes 04 seconds East 1051.39 feet to the point of BEGINNING.

NOTE: Being Lot(s) 8, Block(s) 86.15; Tax Map of the Township of Washington, County of Gloucester, State of New Jersey.